                                                         Exhibit No. 10(i)(b)(i)


CAUTION: THIS FORM IS ONLY FOR USE BY RESIDENTS OF AL, NJ AND VA. RESIDENTS OF AK, DC, HI, ID, MT, NE, NM, ND, RI, SD, TN, UT, VT, WA, AND WY ARE NOT PERMITTED TO PURCHASE SHARES IN THIS OFFERING. RESIDENTS OF ALL OTHER STATES MUST USE A DIFFERENT FORM.



                                 INSTRUCTIONS TO
                   ACCREDITED INVESTOR SUBSCRIPTION AGREEMENT
                                       FOR
                             FANZ ENTERPRISES, INC.


     Persons interested in purchasing shares of Common Stock, $.01 par value per share, ("Shares") of FanZ Enterprises, Inc. (the "Company") must :

     1. FULLY complete and sign the attached Subscription Agreement (the "Agreement");

               PLEASE COMPETE THE ENTIRE FORM. INCOMPLETE FORMS WILL BE RETURNED TO YOU.

     2. Include a check made payable to "FIRSTAR BANK, N.A., ESCROW ACCOUNT FOR FANZ ENTERPRISES, INC." (Please note the minimum amount of $250.00.)

     3.   Send the completed and signed AGREEMENT AND CHECK to:

                                      FanZ Enterprises, Inc.
                                      5419 Cayman Drive
                                      Carmel, IN  46033

     If and when accepted by the Company, the Agreement shall constitute a subscription for Shares of the Company. THE MINIMUM INVESTMENT IS $250.00 (25 SHARES).

     The Company reserves the right to reject in its entirety any subscription that is tendered or to allocate to any prospective purchaser a smaller number of Shares than the prospective purchaser has subscribed to purchase. In such event, the Company will return to you the Agreement, your payment (or a pro rata portion of your payment, if subscription is rejected only in part), with interest if your check or funds are deposited in the escrow account.

     A copy of the accepted Agreement will be returned to you as your receipt, and a stock certificate will be issued to you shortly thereafter.


                                      PLEASE COMPLETE AND RETURN THE
                                      ATTACHED PAGES WITH YOUR CHECK


NOTE: Before completing the attached subscription agreement, you should carefully and completely read the Company's Prospectus. In making your investment decision, you should rely only on the information in the Company's Prospectus and not on any other information.

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                   ACCREDITED INVESTOR SUBSCRIPTION AGREEMENT
                                       FOR
                             FANZ ENTERPRISES, INC.


I/we hereby irrevocably tender this Agreement for the purchase of _________ Shares (25 SHARES MINIMUM) at $10.00 per Share. With this Agreement, I/we tender payment in the amount of $_______ ($10.00 per Share; $250.00 MINIMUM INVESTMENT) for the Shares subscribed.

In connection with this investment in the Company, I/we represent and warrant as follows (MUST INITIAL ALL CATEGORIES):

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____ (A) I am/we are bona fide resident(s) of                          ,                         .
                                              -------------------------  -------------------------
                                                          (State)                (Country)
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____ (B) I am/we are purchasing the shares for my/our own account.

____ (C) I/we have received a copy of the Company's Prospectus, dated

_____________, 2001.


____ (D) I/we understand that the shares being purchased are not liquid.

____ (E) I am/we are an "Accredited Investor" as defined in Rule 501 of Regulation D promulgated by the U.S. Securities and Exchange Commission, which means that I/we have either (i) an individual income of $200,000 or more in each of the two most recent years or joint income with my spouse in excess of $300,000 in each of those years and reasonably expect to reach the same income level in the current year OR (ii) an individual net worth or joint net worth with my spouse at the time of subscription of $1,000,000. (All computations of net worth must exclude the value of the investor's principal residence, its furnishings and personal automobile(s). All other assets should be valued at their fair market value).

PLEASE NOTE: The securities agencies of the following states require that residents of these states must meet the investor suitability standards listed below prior to being permitted to invest in the Company's Stock. (Unless otherwise noted, all computations of net worth must exclude the value of the investor's principal residence, its furnishings and personal automobile(s). All other assets should be valued at their fair market value).

--------------------------------------------------------------------------------
ALABAMA, NEW JERSEY & VIRGINIA      Residents must have either (i) an individual
                                    income of $200,000 or more in each of the
                                    two most recent years or joint income with
                                    their spouse in excess of $300,000 in each
                                    of those years and reasonably expect to
                                    reach the same income level in the current
                                    year OR (ii) an individual net worth or
                                    joint net worth with their spouse at the
                                    time of subscription of $1,000,000.
--------------------------------------------------------------------------------
OHIO                                In order to subscribe for more than the
                                    minimum number of 25 Shares, residents must
                                    have either (i) an individual or joint
                                    annual income with their spouse in excess of
                                    $65,000 and an individual or joint net worth
                                    with their spouse of $65,000 (including the
                                    value of homes, home furnishings and
                                    automobiles) OR (ii) an individual or joint
                                    net worth with their spouse of $500,000
                                    (including the value of homes, home
                                    furnishings and automobiles).
--------------------------------------------------------------------------------

ARIZONA, ARKANSAS, CALIFORNIA,      Residents must have either (i) an
CONNECTICUT, DELAWARE, INDIANA,     annual gross income of $65,000 or more and
IOWA, KANSAS, KENTUCKY, MAINE,      a minimum net worth of $65,000 OR (ii) a
MARYLAND, MASSACHUSETTS,            minimum net worth of $150,000.
MICHIGAN, MINNESOTA, MISSISSIPPI,
MISSOURI, NEVADA, NEW HAMPSHIRE,
NORTH CAROLINA, OKLAHOMA, OREGON,
PENNSYLVANIA, SOUTH CAROLINA,
TEXAS, WEST VIRGINIA & WISCONSIN

--------------------------------------------------------------------------------


                        PLEASE CONTINUE ON THE NEXT PAGE

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Form/Type of Ownership for Shares Being Purchased (MUST check one):


___ Individual
___ Existing Partnership
___ Corporation
___ Minor with adult custodian
    under the Uniform Gift
    To Minors Act
___ Tenants-in-Common
___ Joint Tenants
___ Trust



For the person(s) who will be registered shareholder(s) (MUST FULLY COMPLETE):

Name of shareholder as you would like it to appear on stock certificate:

------------------------------------------

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
Name(s):                                                                                Telephone:
        ----------------------------------                                                        ---------------------

Street Address:                                                                         Social Security or
               ---------------------------                                              Taxpayer ID No.:
                                                                                                        --------------

City:                                      State:  ____  Zip:                           Date of Birth:
     -----------------------------------                     ----------------                         --------------------------

Signature:                                                                              Date:
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
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ACCEPTED BY:  FANZ ENTERPRISES, INC.

By:                                                  Title:                              Date:
    ----------------------------------------                ------------------------          --------------------

Method of Payment:                                       Item No.
                  --------------------------                      -------------------------
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